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                                                                    EXHIBIT 32.2

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
      PURSUANT TO RULE 15d-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934

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      I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware
corporation (the "Company"), hereby certify that, based on my knowledge:

      (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


/s/ Allen Dodge
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Allen Dodge

Senior Vice President - Finance/Chief Financial Officer

Date: August 16, 2004